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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2006


                              Pacific State Bancorp
             (Exact name of registrant as specified in its charter)


         California                    0-49892                61-1407606
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)          Identification No.)


                1899 W. March Lane
                Stockton, California                             95207
        (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (209) 870-3214


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02   Results of Operations and Financial Condition.

         On July 20, 2006, the Company issued a news release to announce its earnings and financial performance for the quarter ended June 30, 2006.

         A copy of the Company's news release dated July 20, 2006, is attached as Exhibit 99.1, and is incorporated here by reference.


Section 9 - Financial Statements and Exhibits

         (d)      Exhibits.
                  --------

                  99.1     News release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Pacific State Bancorp
                                       (Registrant)


Date:  July 20, 2006                   By: /s/ JO ANNE ROBERTS
                                           -------------------------------------
                                           Jo Anne Roberts
                                           Chief Financial Officer


                                       3